SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 24, 2010 (September 22, 2010)
Date of Report (Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	001-13957 (Commission file number)	91-1032187 (I.R.S. Employer Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On September 22, 2010, Anthony F. Dombrowik, Senior Vice President, Chief Financial Officer of Red Lion Hotels Corporation (the “Company”), informed the Company of his decision to resign from his position, effective October 15, 2010. Mr. Dombrowik is leaving the Company to accept another employment opportunity. The Company will promptly begin a search for a new Chief Financial Officer, and Mr. Dombrowik has expressed his commitment to a smooth transition of responsibilities.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: September 24, 2010	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Senior Vice President, General Counsel and Secretary